PROSPECTUS SUPPLEMENT — December 14, 2012

Ameriprise Cash Reserve Certificate (April 25, 2012)	S-6000 AH

Effective December 14, 2012, information found on page 12p in the “Interest” section of the prospectus for Ameriprise Cash Reserve Certificate has been revised to read as follows:

INTEREST

Your investments earn interest from the date they are credited to your account. Interest is compounded and credited at the end of each certificate month on the monthly anniversary of the issue date.

ACC declares and guarantees a fixed rate of interest for each three-month period during the life of your certificate. We calculate the amount of interest you earn each certificate month by:

•	Applying the interest rate then in effect to your balance each day, and

•	Adding these daily amounts to get to a monthly total.

Interest is calculated on a 30-day month and 360-day year basis.

This certificate may be available through other distributors or selling agents with different interest rates or related features and consequently with different returns. You may obtain information about other such distributors or selling agents by calling us at one of the telephone numbers listed on the back cover.

The rest of the information on page 12p remains unchanged.

S-6000-20 A (12/12)